Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

October 20, 2009

F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 CH-4070 Basel Switzerland Attn: Corporate Law Fax: [*****]	cc:	Hoffmann-La Roche Inc. 340 Kingsland Street Nutley, NJ 07110 USA Attn: Corporate Secretary Fax: [*****]	cc:	Roche Palo Alto LLC 3431 Hillview Avenue Palo Alto, CA 94304 USA Attn: General Counsel Fax: [*****]

Re:	2nd Letter Agreement (“2nd Letter”)

Gentlemen:

Reference is made to the Amended and Restated License Agreement (the “ARLA”) dated December 10, 2008 by and between Roche Palo Alto LLC, Hoffmann-La Roche Inc. and F.Hoffmann-La Roche Ltd (collectively, “Roche”), and Synosia Therapeutics, Inc. and Synosia Therapeutics AG (collectively, “Synosia”), as further modified by the Letter Agreement effective February 10, 2009 (“1st Letter”). Capitalized terms used but not otherwise defined in this 2nd Letter shall have the meanings provided in the ARLA.

This 2nd Letter, effective upon execution by all parties, will confirm the understanding of Synosia and Roche regarding the following matters with respect to the adenosine receptor subtype A2A antagonist compound known as RO 4494351/R1576/A2a(3), or SYN115 (“SYN115”), Tier 2 Products containing or incorporating SYN115 (“SYN115 Products”) and the Field applicable to Tier 2 Products and Programs (A2a antagonist) and Tier 3 Products and Programs (IP antagonist, DBH inhibitor, mGluR1 agonists) (the “Tier 2 and Tier 3 Field”):

(a) Synosia’s proposed grant to a Third Party sublicensee (a “Sublicensee”) of an exclusive sublicense of Synosia’s rights under the ARLA with respect to SYN115 Products in the applicable Field and in the Territory, or in a specified portion of the Field and/or Territory (each, a “Sublicense Agreement”);

(b) the potential expansion of the Tier 2 and Tier 3 Field; and

(c) in connection with such potential expansion of the Field, Synosia’s grant to Roche of a right of first negotiation with respect to SYN115 Products.

In order to facilitate the negotiation and execution of a Sublicense Agreement between Synosia and any Sublicensee, Synosia and Roche, intending to be legally bound, hereby agree as follows:

1.

Direct Licensee Acceptance. The parties acknowledge and agree that, prior to entering into a Sublicense Agreement with a potential Sublicensee, Synosia may wish to obtain Roche’s agreement that Roche will accept the proposed Sublicensee as a direct licensee of Roche (“Direct Licensee”) with respect to SYN115 Products in the event that, during the term of any such Sublicense Agreement, Roche either terminates Synosia’s license with respect to SYN115 Products under Section 2.1(b) of the ARLA, as amended by the 1st Letter and this 2nd Letter (collectively, the “Agreement”), or terminates the Agreement in its entirety, for any reason (such acceptance, a “Direct

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

Licensee Acceptance’’). To that end, at any time and from time to time after execution of this 2nd Letter, if Synosia proposes to enter into a Sublicense Agreement with a potential Sublicensee and wishes to obtain a Direct Licensee Acceptance with respect to such potential Sublicensee, Synosia may provide Roche with written notice of the identity of the potential Sublicensee and the scope of rights Synosia proposes to grant to such Sublicensee. Within thirty (30) days after receipt of such notice, Roche shall notify Synosia in writing whether Roche grants such potential Sublicensee a Direct Licensee Acceptance.

(a)	Notwithstanding the foregoing, Roche shall not have the right to withhold, condition or delay a Direct Licensee Acceptance of a potential Sublicensee whose equity securities are traded on any stock exchange or listed on any automated quotation system, if, on the date of Synosia’s notice regarding such potential Sublicensee (the “Sublicensee Valuation Date”), such potential Sublicensee’s Market Capitalization (defined below) is at least one billion U.S. dollars ($1,000,000,000). For purposes of this 2nd Letter, the “Market Capitalization” of a particular potential Sublicensee as of the applicable Sublicensee Valuation Date shall mean such Sublicensee’s market capitalization at the close of market on a date selected by Synosia that is at least five (5) days but no more than forty (40) days prior to the Sublicensee Valuation Date. If the Market Capitalization is calculated in any currency other than U.S. dollars, the conversion to U.S. dollars shall be made based on the average of the applicable rates of exchange for such currency reported in The Wall Street Journal, Eastern U.S. Edition, on the ten (10) business days immediately preceding Synosia’s selected date.

(b)	With respect to any potential Sublicensee that does not fall within the scope of paragraph 1(a) above but has financial and personnel resources and drug development expertise at least equivalent to Synosia at the time of Synosia’s notice with respect to such potential Sublicensee, Roche agrees not to unreasonably withhold, condition or delay its Direct Licensee Acceptance.

If Roche fails to respond to any notice with respect to a potential Sublicensee within thirty (30) days after such notice, Roche will be deemed to have granted the potential Sublicensee identified in such notice a Direct Licensee Acceptance.

2.	Survival of Direct License. In the event Roche either terminates Synosia’s license with respect to SYN115 Products under the Agreement, or terminates the Agreement in its entirety, for any reason, any sublicense granted by Synosia with respect to SYN115 Products to a Sublicensee for whom Roche previously granted a Direct Licensee Acceptance that was in effect immediately prior to such termination shall survive such termination and automatically become a direct license by Roche to such Sublicensee, provided that:

(a)	such Sublicensee is not in material breach of any applicable provision of the Agreement;

(b)

such Sublicensee agrees in writing to assume all obligations of Synosia under the Agreement with respect to SYN115 Products in the Territory or the applicable portion thereof where such Sublicensee has rights to SYN115 Products, including any outstanding unpaid License Maintenance Fee, Development Event

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

Payments and Royalties due to Roche by Synosia with respect to SYN115 Products (excluding, for the avoidance of doubt, any obligations relating to any Product other than a SYN115 Product); and

(c)	Roche continues to receive from such Sublicensee all payments under Article 4 of the ARLA, and, to the extent applicable, the 1st Letter and this 2nd Letter, that Roche would have received from Synosia with respect to SYN115 Products had the Agreement remained in effect.

3.	Disclosure of SYN115 Product Financial Terms to Sublicensees. Roche hereby consents to the disclosure by Synosia to a Sublicensee, on a confidential basis, of those portions of Sections 4.2, 4.3 and 4.4 of the ARLA that are applicable to SYN115 Products and of this 2nd Letter; provided, however, that Synosia agrees not to make any such disclosure unless and until such time as Synosia and such Sublicensee have entered into a Sublicense Agreement, and such Sublicensee agrees in writing in advance to keep such information confidential and not to publish or otherwise disclose under terms at least as restrictive as the provisions of Article 9 of the ARLA.

4.	Elimination of Sections 2.5 and 2.6 of ARLA. Sections 2.5 and 2.6 of the ARLA are hereby eliminated and shall be of no further force or effect.

5.	Expansion of the Tier 2 and Tier 3 Field.

(a)	Right to an option to expand the Tier 2 and Tier 3 Field. Roche hereby grants to Synosia the right to receive an exclusive option to expand the Tier 2 and Tier 3 Field to mean and include any and all uses to treat or prevent human diseases and disorders (the “Expanded Tier 2 and Tier 3 Field”). Synosia may receive such exclusive option (the “Tier 2 and Tier 3 Field Expansion Option”) at any time during the six (6) month period beginning on the date of this 2nd Letter (the “Tier 2 and Tier 3 Field Expansion Option Period’) by entering into the first Sublicense Agreement and paying to Roche [*****].

(b)	Exercise of Tier 2 and Tier 3 Field Expansion Option

(i)	The Tier 2 and Tier 3 Field Expansion Option, if timely obtained by Synosia in accordance with paragraph 5(a) hereof, shall be exercisable by Synosia at any time on or before December 31, 2012 upon written notice to Roche and payment to Roche of [*****].

(ii)	Effective upon exercise of the Tier 2 and Tier 3 Field Expansion Option in accordance with paragraph 5(b)(i) above, and notwithstanding Section 1.19(b), (c), (d) or (e) of the ARLA to the contrary, the Tier 2 and Tier 3 Field shall, without further action on the part of Synosia or Roche, be the Expanded Tier 2 and Tier 3 Field.

6.

SYN115 Development Events and Payments. Effective only at such time (if ever) as the Tier 2 and Tier 3 Field becomes the Expanded Tier 2 and Tier 3 Field, then, in addition to the amount(s) payable pursuant to paragraph 5 above, the development events and corresponding payments under Section 4.3(b) of the ARLA solely for

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

SYN115 Products (but not, for the avoidance of doubt, the development events and corresponding payments under said Section 4.3(b) relating to any other Tier 2 Product) shall be as set forth in Schedule 1 attached to this 2nd Letter.

7.	Roche Right of First Negotiation for SYN115 Products. This paragraph 7 shall apply as of the date following the expiration of the Tier 2 and Tier 3 Field Expansion Option Period and only if Synosia does not receive the Tier 2 and Tier 3 Field Expansion Option prior to expiration of Tier 2 and Tier 3 Field Expansion Option Period. For purposes of this paragraph 7, the term “SYN115 Phase 2b Trial” shall mean a Phase 2 Trial constituting a dose exploration, dose response, duration of effect and kinetic/dynamic relationship study of a SYN115 Product in the target patient population; and the term “Data Room” shall have the meaning provided in Section 1.12(b) of the ARLA, except that the data and information required to be provided shall be that which is reasonably necessary for Roche to decide whether or not to exercise its rights under this paragraph 7.

(a)	Grant of SYN115 ROFN. Synosia hereby grants to Roche an exclusive right of first negotiation to obtain an exclusive license to develop and commercialize SYN115 Products (the “SYN115 ROFN”) on the terms and subject to the conditions set forth below in this paragraph 7.

(b)	First Notice. At least six (6) weeks before Synosia expects to have generated, or to have received from a contract services organization (as applicable), the tables and listings data from the first SYN115 Phase 2b Trial, Synosia shall provide written notice to Roche of the expected date of availability of such tables and listings data (the “First Notice”).

(c)	Second Notice; Availability of Data Room. Promptly following the availability of the tables and listings data described in paragraph 7(b) above, Synosia shall provide the same to Roche, together with written notice setting forth the principal, material commercial terms on which Synosia would be willing to exclusively license such rights to Roche (collectively, the “Second Notice”). No later than delivery of the Second Notice, Synosia shall have established a Data Room regarding SYN115 Products. At any time and from time to time during the forty (40)-day period beginning on delivery of the Second Notice (the “SYN115 ROFN Exercise Period”), Synosia shall, at Roche’s request, permit Roche to review the information in the Data Room and conduct discussions with appropriate personnel of Synosia regarding the SYN115 Products.

(d)	Exercise of SYN115 ROFN; Deemed Waiver of SYN115 ROFN.

(i)

Exercise of SYN115 ROFN; Third Notice. If Roche wishes to exercise the SYN115 ROFN, then Roche shall notify Synosia in writing of the principal, material commercial terms on which Roche would be willing to obtain such rights, such notice to be delivered no later than expiration of the SYN115 ROFN Exercise Period. If Roche timely exercises the SYN115 ROFN, Roche and Synosia shall negotiate in good faith for up to an additional thirty-five (35) days after expiration of the SYN115 ROFN Exercise Period (the “Principal Terms Negotiation Period”) the principal, material commercial terms of such license. If Synosia does not accept the terms initially proposed by Roche, then Synosia may, at any

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

time and any number of times during the first twenty (20) days of the Principal Terms Negotiation Period, deliver a counter-proposal to Roche in an attempt in good faith to reach agreement with Roche on the principal, material commercial terms. The final written proposal made by Synosia to Roche during the Principal Terms Negotiation Period shall constitute the “Final Proposed Terms” of the relevant proposal by Synosia. At any time before expiration of the Principal Terms Negotiation Period, Roche may, in its discretion, notify Synosia in writing that Roche wishes to negotiate a definitive license agreement for SYN115 Products on the Final Proposed Terms (the “Third Notice” ).

(ii)	Deemed Waiver of SYN115 ROFN; Failure to Deliver Third Notice. If either (A) Roche does not exercise the SYN115 ROFN before expiration of the SYN115 ROFN Exercise Period, or (B) Roche timely exercises the SYN115 ROFN but does not deliver the Third Notice to Synosia before expiration of the Principal Terms Negotiation Period, then, in either case, upon expiration of the applicable period:

(1)	Synosia shall be free to grant one or more Third Parties a license to make, have made, use, sell, offer for sale (including the right to detail and promote), have sold and import SYN115 Products; and

(2)	the Tier 2 and Tier 3 Fields shall, without further action on the part of Synosia or Roche, be the Expanded Tier 2 and Tier 3 Field for the duration of Synosia’s license with respect to Tier 2 and Tier 3 Products under the Agreement.

(e)	Negotiation of Definitive Agreement. If Roche timely delivers the Third Notice, then during the seventy-five (75)-day period commencing upon delivery of the Third Notice (the “Definitive Agreement Negotiation Period”), the parties shall negotiate in good faith a definitive license agreement with respect to SYN115 Products on the Final Proposed Terms and other commercially reasonable and customary terms to be negotiated by the parties.

(f)	Synosia Discussions with Third Parties After Principal Terms Negotiation Period. At any time after expiration of the Principal Terms Negotiation Period, Synosia shall be free to engage in discussions and negotiations with Third Party partner candidates or potential Sublicensees regarding SYN115 Product rights and to give such Third Parties access to the information made available to Roche in the Data Room pursuant to paragraph 7(c) above; provided, however, that, if Roche has timely delivered the Third Notice, Synosia shall not grant any Third Party any license, option or other right to SYN115 Products until expiration of the Definitive Agreement Negotiation Period (without the parties having entered into a definitive license agreement), or such earlier time as Roche notifies Synosia that it does not wish to license SYN115 Product rights.

(g)	Failure to Execute Definitive Agreement. If Roche timely delivers the Third Notice but the parties have not entered into a definitive license agreement for SYN115 Products before expiration of the Definitive Agreement Negotiation Period, then:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

(i)	Synosia shall be free to grant one or more Third Parties a license to make, have made, use, sell, offer for sale (including the right to detail and promote), have sold and import SYN115 Products, provided that such license shall be on terms, taken as a whole, no more favorable to the licensee than those that were offered to Roche in the Final Proposed Terms, taken as a whole; and

(ii)	effective upon expiration of the Definitive Agreement Negotiation Period, the Tier 2 and Tier 3 Field shall, without further action on the part of Synosia or Roche, be the Expanded Tier 2 and Tier 3 Field for the duration of Synosia’s license with respect to Tier 2 and Tier 3 Products under the Agreement.

(h)	Synosia Right to Retain SYN115 Product Rights. Notwithstanding anything to the contrary in this 2nd Letter, Synosia may retain the right to make, use or sell (including the right to market (i.e., detail and promote)) SYN115 Product by itself or by any Affiliate under its control.

8.	Access to SYN115 Information. Until the earlier of (a) execution of a Sublicense Agreement with respect to SYN115 Product rights in the United States or a Major European Market (whichever occurs first), and (b) expiration of Roche’s rights under paragraph 7 of this 2nd Letter, Synosia shall supply Roche with equal access to any information or data provided to any Third Party partner candidate or potential Sublicensee with respect to SYN115 Products. This paragraph 8 shall supersede and replace paragraph 2 of the 1st Letter in its entirety.

9.	Miscellaneous. In Section 4.2(b)(i) of the ARLA, “Tier 2 Product” is deleted and replaced with “a Tier 3 Product that is directed to an IP antagonist”. In Section 4.2(b)(ii) of the ARLA, “Tier 2 Product” is deleted and replaced with “a Tier 3 Product that is directed to a mGiuR1 agonist”. In Section 4.2(b)(iii) of the ARLA, “Tier 2 Product” is deleted and replaced with “a Tier 3 Product that is directed to a dBetaH inhibitor”.

10.	Counterparts. This 2nd Letter may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

11.	Entire Agreement. The ARLA (including the Exhibits thereto), as expressly amended by the 1st Letter and this 2nd Letter (including the Exhibit hereto), together with the Solvias Agreement, are both a final expression of the parties’ agreement and a complete and exclusive statement with respect to the subject matter thereof. Except as specifically amended by this 2nd Letter, the ARLA, as amended by the 1st Letter, shall remain in full force and effect in accordance with its terms.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

Please indicate your acceptance of these terms by signing in the space provided below.

Sincerely,

SYNOSIA THERAPEUTICS AG		SYNOSIA THERAPEUTICS, INC.

By:	/s/ Ian J. Massey	By:	/s/ Ian J. Massey
Name:	Ian J. Massey	Name:	Ian J. Massey
Title:	President & CEO	Title:	President & CEO
Date:	Nov 2, 2009	Date:	Nov 2, 2009

By:	/s/ Philippe Lutz
Name:	Philippe Lutz
Title:	Chief Financial Officer
Date:	11/11/09

Agreed to and accepted as of the date set forth on the first page of this 2nd Letter:

F HOFFMANN-LA ROCHE LTD		HOFFMANN-LA ROCHE INC.

By:	/s/ Christoph Sarry	By:	/s/ Ivor MacLeod
Name:	Dr. Christoph Sarry	Name:	Ivor MacLeod
Title:	Global Alliance Director	Title:	Vice President & CFO
Date:	13/11/ 2009	Date:	November 20, 2009

ROCHE PALO ALTO LLC

By:	/s/ Stefan Arnold	By:	/s/ Kevin A Marks
Name:	Stefan Arnold	Name:	Kevin A Marks
Title:	Head Corporate Law Pharma	Title:	Vice President
Date:	13/11/ 2009	Date:	11/21/09

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

SCHEDULE 1

Development Events and Payments

for SYN115 Products

Synosia shall pay to Roche the following one-time development event payments with respect to the first SYN115 Product to achieve the applicable development events (whether such development event is achieved by Synosia or its Affiliate or sublicensee), unless and until Roche exercises its right to obtain a license for SYN115 Products pursuant to Section 3.2 of the ARLA. For purposes of the table set forth below, “Current SYN115 Field” shall mean the Field applicable to SYN115 Products as of the date of this 2nd Letter.

[*****]

For the avoidance of doubt, the foregoing constitute all of the development event payments payable by Synosia with respect to SYN115 Products.